UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014

Strategic Hotels & Resorts, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

200 West Madison Street, Suite 1700
Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On August 29, 2014, SHC Chopin Plaza, LLC and DTRS InterContinental Miami, LLC, each a wholly owned subsidiary of Strategic Hotel Funding, L.L.C., the operating partnership of Strategic Hotels & Resorts, Inc. (the “Company”), entered into a loan agreement (the “Loan Agreement”) with German American Capital Corporation, as lender (the “Loan”). The principal amount of the Loan is $115,000,000, which bears interest at a fixed rate of 3.99% per annum and has a ten-year term. The Loan is secured by, among other things, a first mortgage with respect to the hotel commonly known as the InterContinental Miami hotel (the “Hotel”). The Company had recently repaid the $85,000,000 mortgage loan previously encumbering the Hotel.
The foregoing description of the Loan is qualified in its entirety by reference to the Loan Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in “Item 1.01 - Entry into a Material Definitive Agreement” of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
A copy of the press release announcing the Loan is attached to this Current Report as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01 disclosure.
The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Loan Agreement, dated August 29, 2014, by and among SHC Chopin Plaza, LLC, DTRS InterContinental Miami, LLC and German American Capital Corporation
99.1	Press release dated September 2, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTELS & RESORTS, INC.

September 4, 2014	By:	/s/ Paula C. Maggio
	Name:	Paula C. Maggio
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Loan Agreement, dated August 29, 2014, by and among SHC Chopin Plaza, LLC, DTRS InterContinental Miami, LLC and German American Capital Corporation
99.1	Press release dated September 2, 2014